Panorama Series Fund, Inc.
Growth Portfolio

Supplement dated May 20, 2009 to the

Prospectus dated April 30, 2009

This supplement amends the Prospectus of the Growth Portfolio (the “Fund”) of the Panorama Series Fund, Inc., dated April 30, 2009, and is effective as of May 19, 2009.

1. The section "The Fund's Main Investment Strategies," on page 3 of the Prospectus, is deleted in its entirety and is replaced by the following:

THE FUND'S MAIN INVESTMENT STRATEGIES. The Fund mainly invests in common stocks of U.S. companies of different capitalization ranges based on fundamental analysis and quantitative models. The Fund currently focuses on larger capitalization issuers.

2. The section "How Do the Portfolio Managers Decide What Securities to Buy or Sell," on page 3 of the Prospectus, is deleted in its entirety and is replaced by the following:

What are "Larger-Capitalization" Issuers?  The Fund considers companies with market capitalizations equal to the companies in the Russell 1000 to be "larger-capitalization" (or "larger-cap") issuers.

HOW THE PORTFOLIO MANAGERS DECIDE WHAT SECURITIES TO BUY OR SELL.  The Fund's portfolio managers use fundamental research and quantitative models to select securities for the Fund’s portfolio, which is comprised of both growth and value stocks. While the process may change over time or vary in particular cases, in general the selection process currently uses:

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a fundamental approach in analyzing issuers on factors such as a company’s financial performance and prospects, position in the industry, and strength of business model and management. The portfolio managers may also consider an industry’s outlook, market trends and general economic conditions.

•	quantitative models to rank securities within each sector to identify potential buy and sell candidates for further fundamental analysis. A number of company-specific factors are analyzed in constructing the models, including valuation, fundamentals and momentum.

The portfolio is constructed and regularly monitored based upon several analytical tools, including quantitative investment models.

The Fund aims to maintain a broadly diversified portfolio across all major economic sectors by applying investment parameters for both sector and position size. In addition, the portfolio managers use the following sell criteria:

•	the stock price is approaching its target

•	the company’s competitive position deteriorates

•	poor execution by the company’s management, or

•	more attractive alternative investment ideas have been identified.

3. The section "The Fund’s Principal Investment Policies and Risks," under “About the Fund’s Investments” beginning on page 7 of the Prospectus, is deleted in its entirety and is replaced by the following:

THE FUND’ S PRINCIPAL INVESTMENT POLICIES AND RISKS. The following strategies and types of investments are the ones that the Fund considers to be the most important in seeking to achieve its investment objective and the following risks are those the Fund expects its portfolio to be subject to as a whole.

COMMON STOCK.  Common stock represents an ownership interest in a company. It ranks below preferred stock and debt securities in claims for dividends and in claims for assets of the issuer in a liquidation or bankruptcy. Common stocks may be exchange-traded or over-the-counter securities. Over-the-counter securities may be less liquid than exchange-traded securities.

DIVERSIFICATION AND CONCENTRATION.  The Fund is a diversified fund. It attempts to reduce its exposure to the risks of individual stocks by diversifying its investments across a broad number of different companies. The Fund will not concentrate more than 25% of its total assets in issuers in any one industry.  At times, however, the Fund may emphasize investments in some industries more than others.

Special Portfolio Diversification Requirements. To enable a variable annuity or variable life insurance contract based on an insurance company separate account to qualify for favorable tax treatment under the Internal Revenue Code, the underlying investments must follow special diversification requirements that limit the percentage of assets that can be invested in securities of particular issuers. The Fund's investment program is managed to meet those requirements, in addition to other diversification requirements under the Internal Revenue Code and the Investment Company Act of 1940, as amended, that apply to publicly-sold mutual funds.

Failure by the Fund to meet those special requirements could cause earnings on a contract owner's interest in an insurance company separate account to be taxable income. Those diversification requirements might also limit, to some degree, the Fund's investment decisions in a way that could reduce its performance.

4. The following paragraphs are inserted after the paragraph titled "Other Investment Strategies and Risks," on page 8 of the Prospectus and before the paragraph titled "Derivative Investments" on page 9:

Other Equity Securities.  In addition to common stocks, the Fund can invest in other equity or "equity equivalents" securities such as preferred stocks or convertible securities. Preferred stocks have a set dividend rate and rank ahead of common stocks and behind debt securities in claims for dividends and for assets of the issuer in a liquidation or bankruptcy. The fixed dividend rate of preferred stocks may cause their prices to behave more like those of debt securities. A convertible security is one that can be converted into or exchanged for a set amount of common stock of an issuer within a particular period of time at a specified price or according to a price formula. Convertible securities offer the Fund the ability to participate in stock market movements while also seeking some current income. Convertible debt securities pay interest and convertible preferred stocks pay dividends until they mature or are converted, exchanged or redeemed. The Fund considers some convertible securities to be "equity equivalents" because they are convertible into common stock. The credit ratings of those convertible securities generally have less impact on the investment decision, although they are still subject to credit and interest rate risk.

Debt Securities. The Fund does not focus on debt securities as a principal investment strategy, however debt securities are one of the other investments that the Fund may use. The Fund may invest in debt securities to seek income, for liquidity or for hedging purposes.
The debt securities the Fund buys may be of any maturity. The Fund's debt securities may be rated by nationally recognized statistical rating organizations such as Moody's Investors Service or Standard Poor's Ratings Services or may be unrated. "Investment grade" refers to securities that are rated in one of the top four rating categories. The Fund can invest up to 25% of its total assets in debt securities that are rated below investment grade, also referred to as "junk bonds." The Fund cannot invest more than 10% of its assets in lower-grade non convertible debt securities and currently does not intend to invest more than 10% of its assets in lower-grade debt securities of any type.

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Interest Rate Risk. The values of debt securities usually change when prevailing interest rates change. When interest rates fall, the values of already-issued debt securities generally rise. When interest rates rise, the values of already-issued debt securities generally fall. The values of longer-term debt securities usually change more when interest rates change than the values of shorter-term debt securities.

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Credit Risk. Debt securities are also subject to credit risk, which is the risk that the issuer of a security might not make principal or interest payments on the security when they are due. If the issuer fails to pay interest, the Fund's income might be reduced, and if the issuer fails to pay interest or repay principal, the value of the security might fall.

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Special Risks of Lower-Grade Securities. Lower-grade debt securities, whether rated or unrated, have greater risks than investment-grade securities. They may be subject to greater price fluctuations and have a greater risk that the issuer might not be able to pay interest and principal when due. The market for lower-grade securities may be less liquid and therefore they may be harder to value or to sell at an acceptable price, especially during times of market volatility or decline.

Foreign Investing. The Fund can buy securities issued by companies or governments in any country, including in developing or emerging market countries. While there is no limit on the Fund's foreign investments, the Fund does not currently plan to invest a significant amount of its assets in securities of foreign issuers.

While foreign securities may offer special investment opportunities, there are also special risks. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of the Fund's securities that are denominated in that foreign currency.

Additionally, foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to. The value of foreign investments may be affected by exchange control regulations, expropriation or nationalization of a company's assets, foreign taxes, delays in settlement of transactions, changes in economic or monetary policy in the United States or abroad, or other political and economic factors.

The Fund may invest in securities of foreign issuers that are traded on U.S. or foreign exchanges. If the Fund invests a significant amount of its assets in securities that trade on foreign exchanges, it may be exposed to "time-zone arbitrage" attempts by investors seeking to take advantage of differences in the values of foreign securities that might result from events that occur after the close of the foreign securities market on which a security is traded and before the close of the New York Stock Exchange (the "NYSE") that day, when the Fund's net asset value is calculated. If such time-zone arbitrage were successful, it might dilute the interests of other shareholders. However, the Fund's use of "fair value pricing" under certain circumstances, to adjust the closing market prices of foreign securities to reflect what the Manager and the Board believe to be their fair value, may help deter those activities.

The Fund may invest in securities of foreign issuers that are traded on U.S. or foreign exchanges. The Fund may purchase American Depository Shares (“ADS”) as part of American Depository Receipt (“ADR”) issuances, which are negotiable certificates issued by a U.S. bank representing a specified number of shares in a foreign stock traded on a U.S. exchange. They are subject to some of the special considerations and risks, discussed above, that apply to foreign securities traded and held abroad.

Risks of Small- and Mid-Sized Companies. Small- and mid-sized companies may be either established or newer companies, including “unseasoned” companies that have been in operations for less than three years. While smaller companies might offer greater opportunities for gain than larger companies, they also involve greater risk of less. They may be more sensitive to changes in a company’s earnings expectations and may experience more abrupt and erratic price movements. Smaller companies’ securities often trade in lower volumes and it might be harder for the Fund to dispose of its holdings at an acceptable price when it wants to sell them. Small- and mid-sized companies may not have established markets for their products or services and may have fewer customers and product lines. They may have more limited access to financial resources and may not have the financial strength to sustain them through business downturns or adverse market conditions. Since small- and mid-sized companies typically reinvest a high proportion of their earnings in their business, they may not pay dividends for some time, particularly of they are newer companies. Smaller companies may have unseasoned management or less depth in management skill than larger, more established companies. They may be more reliant on the efforts of particular members of their management team and management changes may pose a greater risk to success of the business. Securities of small, unseasoned companies may be particularly volatile, especially in the short term, and may have very limited liquidity. It may take a substantial period of time to realize a gain on an investment in a small- or mid-sized company, if any gain is realized at all.

Master Limited Partnerships. The Fund may invest in publicly traded limited partnerships known as “master limited partnerships” or MLPs. MLPs issue units that are registered with the Securities and Exchange Commission and are freely tradable on a securities exchange or in the over-the-counter market. An MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. The Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP’s creditors would continue after the Fund sold its investment in the MLP. MLPs are typically real estate, oil and gas and equipment leasing vehicles, but they also finance movies, research and development, and other projects.

Exchange-Traded Funds. The Fund can invest in exchange-traded funds (ETFs), which are typically open-end funds or unit investment trusts, listed on a stock exchange. The Fund might do so as a way of gaining exposure to securities represented by the ETF's portfolio at times when the Fund may not be able to buy those securities directly. As a shareholder of an investment company, the Fund would be subject to its ratable share of that investment company's expenses, including its advisory and administration expenses. At the same time, the Fund would bear its own management fees and expenses. The Fund does not intend to invest in other ETFs unless the portfolio manager believes that the potential benefits of the investment justify the expenses. The Funds' investments in the securities of other investment companies are subject to the limits that apply to those types of investments under the Investment Company Act.

5. The section "How the Fund is Managed – Portfolio Managers," beginning on page 12 of the Prospectus, is deleted in its entirety and is replaced by the following:

Portfolio Managers. The Fund's portfolio is managed by Manind (“Mani”) Govil and Benjamin Ram, who are primarily responsible for the day-to-day management of the Fund's investments. Mr. Govil has been lead portfolio manager of the Fund and Mr. Ram has been co-portfolio manager of the Fund since May 2009.

Mr. Govil, CFA, has been a Senior Vice President, the Main Street Team Leader and a portfolio manager of the Manager since May 2009. Prior to joining the Manager, Mr. Govil was a portfolio manager with RS Investment Management Co. LLC from October 2006 until March 2009. He served as the head of equity investments at The Guardian Life Insurance Company of America from August 2005 to October 2006 when Guardian Life Insurance acquired an interest in RS Investment Management Co. LLC. He served as the lead portfolio manager - large cap blend/core equity, co-head of equities and head of equity research, from 2001 to July 2005, and was lead portfolio manager - core equity, from April 1996 to July 2005, at Mercantile Capital Advisers, Inc. Mr. Govil is a portfolio manager of other portfolios in the OppenheimerFunds complex.

Mr. Ram has been a Vice President and portfolio manager of the Manager since May 2009. Prior to joining the Manager, Mr. Ram was sector manager for financial investments and a co-portfolio manager for mid-cap portfolios with the RS Core Equity Team of RS Investment Management Co. LLC from October 2006 to May 2009. He served as Portfolio Manager Mid Cap Strategies, Sector Manager Financials at The Guardian Life Insurance Company of America from January 2006 to October 2006 when Guardian Life Insurance acquired an interest in RS Investment Management Co. LLC. From November 2003 to December 2005, he was a financials analyst and later co-portfolio manager at Mercantile Capital Advisers, Inc.  Mr. Ram was a bank analyst at Legg Mason Securities from 2000 to 2003 and was a senior financial analyst at the CitiFinancial division of Citigroup, Inc. from 1997 to 2000. Mr. Ram is a portfolio manager of other portfolios in the OppenheimerFunds complex.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts they manage and their ownership of Fund shares.

May 20, 2009                                                                                                                               PS0608.007